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                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                  (S)
                                        (S)             CASE NO. 03-34762-HDH-11
DAISYTEK, INCORPORATED, et al.,         (S)
                                        (S)               (Chapter 11)
     DEBTORS.                           (S)               (Jointly Administered)

                   ORDER AUTHORIZING AND APPROVING (i) SALE OF
          SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC.
              FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND
               OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT
               OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     On July 25, 2003, the above-referenced debtors (the "Debtors") filed their Expedited Motion for Order (A) Authorizing Certain Debtors to Sell Assets and to Assume, Assign and Sell Certain Executory Contracts and Unexpired Leases That Relate Thereto Free and Clear of All Liens, Claims, Encumbrances, and Interests; and (B) Establishing Cure Amounts Related to Assumed and Assigned Executory Contracts and Unexpired Leases (the "Sale Motion") [Docket No. 519]. BASED UPON THE PLEADINGS ON FILE WITH THE COURT AND THE RECORD MADE AT THE HEARING ON THE SALE MOTION, THE COURT MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF
LAW:

                                  Jurisdiction

     A. This Court has jurisdiction over the Sale Motion pursuant to 28 U.S.C.
(S) 1334. This proceeding is a core proceeding pursuant to 28 U.S.C. (S) 157(b)(2)(A) and (N). Venue is proper in the Northern District of Texas pursuant to 28 U.S.C. (S)(S) 1408 and 1409.

                              Procedural Background

     B. On May 7, 2003 (the "Initial Petition Date"), Daisytek, Incorporated ("Inc."), Arlington Industries, Inc. ("Arlington"); B.A. Pargh Company; Daisytek Latin America, Inc.;

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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Digital Storage, Inc. ("DSI"); Tapebargains.com, Inc.; The Tape Company
("Tape"); and Virtual Demand, Inc. each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). Thereafter, on June 3, 2003, Daisytek International Corporation ("International") filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Bankruptcy Code (S)(S) 1107 and 1108.

     C. On July 30, 2003 this Court entered its Order Establishing Procedures for Sale of Substantially All the Assets of the Selling Debtors (the "Bid Procedures Order") [Docket No. 538]. The Bid Procedures Order established, inter alia, the procedure whereby the Debtors could solicit competing bids for the purchase of substantially all of the assets of Arlington.

                               Factual Background

     D. International was founded in 1977 as a computer supplies reseller in Richardson, Texas. Today, International is a holding company that, by and through its U.S. subsidiaries (the "Other Debtors") and certain direct and indirect foreign subsidiaries (together with International, and the Other Debtors, "Daisytek"), was a leading global distributor of (a) computer supplies; and (b) professional tape products. Daisytek's total revenue for fiscal year 2003 was in excess of $1,500,000,000. As of the Petition Date, the Debtors had approximately 393 full-time and 4 part-time employees within the United States.

     E. The Debtors are borrowers under a working capital credit facility (the "BOA Credit Facility") with Bank of America, N.A., as agent ("BOA"), and certain other lenders that are parties thereto (the "Lenders"). As of the date of this Order, the outstanding principal amount of the BOA Credit Facility was approximately $36,000,000.

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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     F. The Debtors, in the exercise of their business judgment, have decided to sell the assets of Arlington, Tape, and the capital stock of certain non-debtor subsidiaries. The Debtors have taken steps, subject to necessary Bankruptcy
Court approvals and as set forth in the Bid Procedures Order, as is reasonably necessary to maximize the value of the Debtors' assets.

     G. The Debtors' marketing efforts were adequate and appropriate under the circumstances.

                    Terms of the Proposed Sale to the Buyer

     H. The Debtors engaged in extensive and vigorous, arm's length negotiations with respect to the terms and conditions for the sale of substantially all of the assets of Arlington. The specific terms and conditions of the proposed purchase are set out in an Asset Sale and Purchase Agreement among Carolina Wholesale Office Machine Company Inc. (the "Buyer"), Arlington and International dated August 20, 2003 (the "Asset Purchase Agreement"), a copy of which is attached as Exhibit "A" to and made a part of this Order./1/ Pursuant to the Asset Purchase Agreement, the Buyer will, inter alia, purchase the assets of Arlington described therein and certain executory contracts and unexpired leases (the "Transferred Assets"). The Buyer has made the highest and best offer to purchase the Transferred Assets, subject to approval of this Court.

     I. Pursuant to the Asset Purchase Agreement, the Buyer proposes to close on the transaction as soon as possible after the entry of this Order.

     J. The Transferred Assets shall be sold free and clear of any and all liens, claims, encumbrances and other interests pursuant to Bankruptcy Code (S) 363(f). Any liens which have been asserted against all or any portion of the Transferred Assets shall attach to the net sale

----------
/1/ Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Asset Purchase Agreement.

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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proceeds. If a dispute arises over the priority or validity of a particular lien asserted against the Transferred Assets, this Court retains jurisdiction to adjudicate such disputes. The Buyer is not acquiring or assuming any "claims"
(as that term is defined in Bankruptcy Code (S) 101(5)) against any of the Debtors except as otherwise specifically provided in the Asset Purchase Agreement.

                          Notice of Sale to Creditors

     K. Notice of the Sale Motion and the hearing on the Sale Motion was provided on or about August 1, 2003 via United States mail, postage prepaid, upon: (i) every non-debtor party to an executory contract and unexpired lease with Arlington; (ii) each person or entity known to the Debtors to assert a secured claim against the Transferred Assets; (iii) the Office of the United States Trustee for the Northern District of Texas; (iv) counsel for the Committee; (v) counsel for the Lenders; (vi) each entity that has filed a notice of appearance in the Cases; (vii) upon every holder of a claim against Arlington that is known to the Debtors; and (viii) all other persons and entities upon whom the Debtors were otherwise to provide service as required by the Bid Procedures Order.

     L. Notice of the schedule of the Assumed Contracts (the "Contracts Schedule"), which included the proposed cure amounts related thereto, was provided by service of the Contracts Schedule on or about August 1, 2003, via United States mail, postage prepaid, upon every non-debtor party to an Assumed Contract. Such Contracts Schedule was amended two times and provided by service of the amended Contracts Schedule on August 5, 2003 and August 8, 2003, respectively, via United States mail, postage prepaid, upon every non-debtor party to an Assumed Contract.

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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     M. The foregoing notice of the Sale Motion and assumption and assignment of
Assumed Contracts was adequate under the circumstances and complies with the requirement of the Bid Procedures Order.

                                Sale Procedures

     N. With the Court's approval, the Debtors employed Houlihan Lokey Howard Zukin Capital ("HLHZ") to, among other things, identify and negotiate with potential bidders for the capital stock or assets of the Debtors and affiliates of the Debtors.

     O. HLHZ identified and contacted certain parties that HLHZ determined might have an interest in acquiring such stocks or assets. After contacting such parties and inviting them to submit bids, HLHZ assisted the conduct of due diligence by interested parties.

     P. Buyer timely submitted a bid for the purchase of certain of Arlington's assets.

     Q. After further negotiations among the Debtors, by and through the professionals, Buyer and other parties-in-interest, the Debtors designated Buyer as a Qualified Bidder (as such term is defined in the Sale Motion) for Arlington's assets.

     R. The auction for Arlington's assets was conducted in the offices of Vinson & Elkins L.L.P. at 12:00 p.m., Central Time, on August 25, 2003. No other Qualified Bidders appeared; and, with the consent of counsel for the Unsecured Creditors' Committee and of counsel for the Lenders, Debtors accepted Buyer's offer.

                             Justification for Sale

     S. The Debtors have exercised sound business judgment in connection with the proposed sale to the Buyer. After considering the circumstances relating to the sale of the Transferred Assets, the Court has determined that the Buyer's offer presents the best opportunity

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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for these bankruptcy estates to realize the highest value for the Transferred
Assets and distribution possible to all creditors.

     T. The Debtors have carried the burden of demonstrating that the proposed sale on the terms and conditions of the Asset Purchase Agreement is in the best interest of these estates, and the Court further finds that the Debtors have met the standards set out in In re Lionel Corp., 722 F.2d 1063, 1071 (2d Cir. 1983) to approve the expedited sale of a substantial percentage of their assets. Moreover, the sale to the Buyer on the terms and conditions of the Asset Purchase Agreement does not constitute a sub rosa plan of reorganization or violate any provision of the Bankruptcy Code or Bankruptcy Rules.

     U. The transactions contemplated in the Sale Motion, as approved and implemented herein, are in compliance with and satisfy all applicable provisions of the Bankruptcy Code, including but not limited to Bankruptcy Code (S) 363(b),
(f) and (o). The terms and conditions of the sale of the Transferred Assets to the Buyer, as set out in the Asset Purchase Agreement, together with any other transactions described in the Asset Purchase Agreement, are approved by this Order as fair and reasonable.

     V. The Buyer's offer, as approved herein, is the highest and best offer for the Transferred Assets. The aggregate purchase price offered by the Buyer constitutes full and adequate consideration and reasonably equivalent value for the Transferred Assets.

     W. The transfer of the Transferred Assets to the Buyer on the Closing Date, for the consideration set forth in the Asset Purchase Agreement, is in the best interest of the Debtors' estates, their creditors and all parties-in-interest.

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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                                   Good Faith

     X. The transfer of the Transferred Assets to the Buyer represents an arm's length transaction and has been negotiated in good faith between the parties. The Buyer, as transferee of the Debtors' property, is a good faith purchaser under Bankruptcy Code (S) 363(m) and, as such, is entitled to the full protection of Bankruptcy Code (S) 363(m).

              Sale Free and Clear of Liens, Claims and Encumbrances

     Y. The Debtors may sell the Transferred Assets free and clear of all liens, claims, encumbrances and other interests pursuant to Bankruptcy Code (S) 363(f).

      Assumption and Assignment of Executory Contracts and Unexpired Leases

     Z. The payment to each of the counterparties to each of the Assumed Contracts of the cure amount as set forth in the Contracts Schedule, which was filed with the Court on August 8, 2003, is in full and final satisfaction of all obligations and is full compensation to the counterparties for any pecuniary losses under such contracts or leases pursuant to Bankruptcy Code (S) 365(b)(1). The cure amounts for each Assumed Contract is accurate and binding upon all parties. Pursuant to the terms of the Asset Purchase Agreement, the payment of all cure amounts with respect to the assumption and assignment of the Assumed Contracts shall be made by Buyer.

     AA. The Buyer has demonstrated adequate assurance of future performance of the Assumed Contracts.

     BASED UPON THE FOREGOING, IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

     1. The Sale Motion is hereby granted and the sale of the Transferred Assets to the Buyer, on the terms and subject to the conditions set forth in the Asset Purchase Agreement (together with the attached schedules and exhibits), hereby is APPROVED in its entirety.

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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     2. The Debtors are and shall be authorized and directed to fully perform all terms and conditions of the Asset Purchase Agreement, together with all additional instruments and documents which may be reasonably necessary, convenient or desirable in performing under the Asset Purchase Agreement, and to take any and all further actions (including any prorations, adjustments and the like provided for in the Asset Purchase Agreement) as may be necessary or appropriate in performing the obligations as contemplated by the Asset Purchase Agreement. Any objections to the Sale Motion that were not withdrawn or settled on the record are overruled.

     3. Subject to the fulfillment of the terms and conditions of the Asset Purchase Agreement, at the Closing, Arlington, as is required under the Asset Purchase Agreement, shall sell, transfer, assign and convey to the Buyer all right, title and interest in and to the Transferred Assets. Arlington and the other Debtors are authorized, empowered and hereby directed to execute and deliver to Buyer all bills of sale, assignments and such other documentation that may be reasonably necessary or reasonably requested by the Buyer to evidence the transfers under the Asset Purchase Agreement.

     4. This Order is and shall be effective as a determination that, upon the Closing, and except to the limited extent otherwise provided in the Asset Purchase Agreement, all Claims (as defined below) existing as to all or any part of the Transferred Assets have been and are adjudged and declared to be unconditionally released, discharged and terminated, with such Claims attaching to the net sale proceeds from the sale of the Transferred Assets to the Buyer. The transfer of the Transferred Assets to the Buyer as of the Closing shall be free and clear of any and all liens, claims, encumbrances, charges and other interests thereon and there against of whatever type or description, including, but not limited to, mortgages, security interests, pledges,

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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judgments, reclamation claims, leases, subleases, licenses, options, easements, deeds of trust, conditional sales agreements, title retention arrangements intended as security, interests of consignment creditors, guarantees, hypothecations, charges, obligations, rights, restrictions and other interests and encumbrances, and other claims and interests (all such claims and interests described in this paragraph shall be referred to collectively as "Claims"), having arisen, existed or accrued prior to and through the Closing Date, whether such Claims are direct or indirect, absolute or contingent, choate or inchoate, fixed or contingent, matured or unmatured, liquidated or unliquidated, voluntarily incurred or arising by operation of law, against (a) Arlington, (b) any of the other Debtors; or (c) the Transferred Assets.

     5. All Claims in or against the Transferred Assets shall attach to the net proceeds arising from the sale of the Transferred Assets to the Buyer with the same force, validity, effect, priority and enforceability as such Claims had prior to such sale. Any issues regarding the extent, validity, perfection, priority and enforceability of such Claims with respect to any Transferred Assets or the net sale proceeds shall be determined by the Court upon application by Arlington, any other Debtor, any successor or successor-in-interest to the foregoing, any creditor or any other party-in-interest (including Buyer) at a later date.

     6. Except as expressly provided in the Asset Purchase Agreement, the Buyer shall not be deemed to have assumed any "claims" (as that term is defined in Bankruptcy Code (S) 101(5)) against any of the Debtors, including Arlington, or that may be asserted against any of the Transferred Assets. Except as expressly provided in the Asset Purchase Agreement, the Buyer shall not be deemed a successor of or to any of the Debtors, including Arlington, for any liability of any or all of the Debtors (whether direct or indirect, known or unknown, liquidated or unliquidated, choate or inchoate, or contingent or fixed), including, without limitation, any

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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products liability claims, any employee rights or benefits claims, or any alter ego or successor liability claims.

     7. All of the Debtors' interests in the Transferred Assets shall be, as of the Closing, transferred to, and vested in, the Buyer. Subject to the fulfillment of the terms and conditions of the Asset Purchase Agreement, as of the Closing, this Order shall be considered and constitute for all purposes a full and complete general assignment, conveyance and transfer of the Transferred Assets and/or a bill of sale transferring good and marketable, indefeasible title and interest in the Transferred Assets to the Buyer. All governmental recording offices and all other parties, persons or entities are hereby directed to accept this Order as such an assignment and/or bill of sale, and, if necessary, this Order shall be accepted for recordation on or after the Closing as conclusive evidence of the free and clear, unencumbered transfer of title to the Transferred Assets conveyed to the Buyer at the Closing.

     8. If any one or more of the Transferred Assets is in the care, custody or possession of a non-debtor party, such party following the Closing shall immediately upon request of the Buyer surrender the Transferred Asset(s) which it is holding to the Buyer.

     9. Without limiting the foregoing Paragraph 5 of this Order, this Court shall have exclusive jurisdiction to implement and enforce the terms and provisions of the Asset Purchase Agreement and this Order, including any disputes or controversies relating hereto or with respect to the sale, the proceeds of sale, the transfer and/or assignment and delivery of the Transferred Assets to the Buyer, and the Buyer's peaceful use and enjoyment thereof after the Closing, free and clear of any Claims, regardless of whether a plan of reorganization or liquidation has been confirmed in these Cases and irrespective of the provisions of any such plan or order confirming such plan.

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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     10. The terms and provisions of this Order shall be binding in all respects upon the Debtors, their employees, officers, and directors, their creditors, any parties having received notice of these proceedings or the sale of the Transferred Assets (actual or constructive), any affected third parties and other parties in interest, any persons or entities asserting a Claim against, or an interest in, the Debtors' estates or to any of the Transferred Assets sold, conveyed and assigned pursuant to this Order, the Buyer, and all successors, transferees or assigns of the above-mentioned parties, including, but not limited to, a chapter 11 trustee or chapter 7 trustee that may be appointed for Arlington or any of the other Debtors.

     11. This Order is a final order (as opposed to an interlocutory order) and is enforceable upon entry. To the extent necessary under Bankruptcy Rules 5003, 9014, 9021 and 9022, this Court expressly finds that there is no just reason for delay in the implementation of this Order and expressly directs entry of judgment as set forth herein. In addition, as no unresolved objections to the Sale Motion remained at the time of the hearing on the Sale Motion, the Court orders that the ten-day automatic stay imposed by Bankruptcy Rules 6004(g) and 6006(d) does not apply. Accordingly, this Order and the proposed sale to Buyer are subject to immediate execution and fulfillment by the Debtors and the Buyer.

     12. The Buyer, as transferee of Arlington's property, is a good faith purchaser under Bankruptcy Code (S) 363(m) and, as such, is entitled to the full protection of Bankruptcy Code (S) 363(m) with respect to the Buyer's purchase of the Transferred Assets.

     13. Pursuant to Bankruptcy Code (S) 363(m), the reversal or modification of this Order on appeal will not affect the validity of the transfer of the Transferred Assets to the Buyer, as well as the transactions contemplated and/or authorized by this Order, unless the same is stayed pending appeal prior to the Closing on the Asset Purchase Agreement. The Debtors, either

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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individually or collectively, may close on the Asset Purchase Agreement as soon as practicable after entry of this Order into the Court's docket.

     14. Each and every federal, state and local government agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Asset Purchase Agreement, including, but not limited to, documents and instruments for recording in any governmental agency or department required to transfer to the Buyer the names and any and all other licenses or permits under the Debtors' ownership necessary, for the operations that are associated with the Transferred Assets. All county and state offices are further directed to accept any and all termination statements under the Uniform Commercial Code for release of any liens or encumbrances against any of the Transferred Assets. Pursuant to section 1146(c) of the Bankruptcy Code, the execution, delivery and/or recordation of any and all documents or instruments necessary or desirable to consummate the transactions contemplated by the Asset Purchase Agreement and the transfer of the Transferred Assets pursuant thereto shall be, and hereby is, exempt from the imposition and payment of any and all recording, transfer, sales and use, stamp or other similar taxes.

     15. Any and all parties asserting liens or encumbrances against the Transferred Assets shall, to the extent necessary, execute contemporaneously with Closing on the Asset Purchase Agreement (or as soon as reasonably practical thereafter as requested by the Buyer), any and all documents, releases or instruments as may be reasonably necessary to release, remove or terminate the lien, liens or encumbrances which have been asserted against any one or all of the Transferred Assets.

     16. The Debtors are authorized and directed to pay to Houlihan Lokey Howard & Zukin Capital Group, its fees for serving as investment bankers for the Debtors in accordance

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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with the terms of their engagement previously approved by the Court from the net sale proceeds. Thereafter, the Debtors are authorized and directed to pay the balance of the net sale proceeds to the Lenders for application to the Lenders' debt without prejudice to the Committee's pending objections to the claims of the Lenders.

     17. The rights of the Debtors under the Asset Purchase Agreement may be vested in a representative of the bankruptcy estate under any plan of reorganization or liquidation confirmed in the Bankruptcy Cases.

Dated: August 28, 2003


                                        /s/ Harlin D. Hale
                                        ----------------------------------------
                                        THE HONORABLE HARLIN D. HALE
                                        UNITED STATES BANKRUPTCY JUDGE

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Agreed to and Accepted by:

VINSON & ELKINS L.L.P.
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Tel: 214-220-7700
Fax: 214-220-7716


By: /s/ Holly J. Warrington
    ------------------------------------
    Daniel C. Stewart, SBT # 19206500
    Paul E. Heath, SBT # 09355050
    Richard H. London, SBT # 24032678
    Holly J. Warrington, SBT # 24037671

ATTORNEYS FOR THE DEBTORS

-AND-

KMZ ROSENMANN
401 South Tryon Street
Suite 2600
Charlotte, NC 28202


By: /s/ Bradley E. Pearce (signed with permission HJW)
    --------------------------------------------------
    Bradley E. Pearce, admitted pro hac vice

ATTORNEYS FOR THE BUYER

ORDER AUTHORIZING AND APPROVING (i) SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF ARLINGTON INDUSTRIES, INC. FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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                                [Exhibit Omitted]